UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: January 24, 2018

(Date of earliest event reported)

________________________

UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

________________________

Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices) (Zip Code)

(804) 633-5031

(Registrant’s telephone number, including area code)

(Former name or former, address, if changed since last report)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 24, 2018, Union Bankshares Corporation (the “Company”) and ACMO-HR, L.L.C. and Carlyle Financial Services Harbor, L.P. (together, the “Selling Shareholders”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., as representative for the underwriters named in the Underwriting Agreement (the “Underwriters”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Underwriters agreed to purchase from the Selling Shareholders 7,931,926 shares (the “Shares”) of common stock, $1.33 par value per share, of the Company at a price, after the underwriting discount, of $36.86 per share. The offering of the Shares pursuant to the Underwriting Agreement (the “Offering”) closed on January 26, 2018. The Company did not receive any proceeds from the Offering. Upon completion of the Offering, the Selling Shareholders will no longer own any shares of the Company’s common stock.

The Offering was made pursuant to a base prospectus dated September 8, 2017, which was filed with the Securities and Exchange Commission (the “SEC”) as part of a shelf registration statement that became automatically effective upon filing, as supplemented by a preliminary prospectus supplement filed with the SEC on January 23, 2018, and a final prospectus supplement dated January 24, 2018.

The Company made certain customary representations, warranties and covenants in the Underwriting Agreement. The Company and the Selling Shareholders agreed to indemnify the Underwriters and the Selling Shareholders against certain liabilities, including liabilities arising from breaches of the representations and warranties contained in the Underwriting Agreement and liabilities under the Securities Act of 1933, as amended, and agreed to contribute to payments that the Underwriters or the Selling Shareholders may be required to make for these liabilities.

The foregoing summary of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The legal opinion of Troutman Sanders LLP relating to the shares being offered is filed herewith as Exhibit 5.1.

Item 8.01.	Other Events.

On January 24, 2018, the Company issued a press release announcing the announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On January 26, 2018, the Company issued a press release announcing the closing of the Offering. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit
No.	Description of Exhibit

1.1	Underwriting Agreement, dated January 24, 2018, by and among Union Bankshares Corporation, ACMO-HR, L.L.C., Carlyle Financial Services Harbor, L.P. and Keefe, Bruyette & Woods, Inc.

5.1	Opinion of Troutman Sanders LLP

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1)

99.1	Press release, dated January 24, 2018.

99.2	Press release, dated January 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: January 26, 2018	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer